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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                    Current Report Under Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                     Date of Report             May 10, 2001
                     ---------------------------------------

                            CROGHAN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)

                                     0-20159
                            ------------------------
                            (Commission File Number)

              Ohio                                               31-1073048
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 (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                          Identification No.)

   323 Croghan Street, Fremont, Ohio                              43420
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(Address of principal executive offices)                        (Zip Code)

                                 (419)-332-7301
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              (Registrant's telephone number, including area code)



This document contains 4 pages.


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                            CROGHAN BANCSHARES, INC.

Item 5 - Other Events

                            CROGHAN BANCSHARES, INC.
                              HOLDS ANNUAL MEETING


The annual shareholders meeting of Croghan Bancshares, Inc., the parent holding company of The Croghan Colonial Bank, was held on Tuesday, May 8, 2001 at The Hayes Presidential Center in Fremont. Croghan Bancshares President Thomas Hite began the meeting by introducing the Officers and Directors of the Corporation. Steven C. Futrell the new President and CEO of The Croghan Colonial Bank then addressed those shareholders in attendance.

Al Mehlow, Vice President of the Corporation presented the financial report to the shareholders. Croghan's net income increased by 13.7 percent over 1999's results to a record amount of $3,569,000. Dividends declared to shareholders during 2000 were 12.3 percent above 1999 and, on an adjusted basis, the 82 cents per share was a record payout to the shareholders. Croghan's shareholders elected the following four directors to serve for a term expiring in 2004: James
E. Bowlus, John P. Keller, Daniel W. Lease and Allan E. Mehlow.

At the conclusion of the meeting several standing Board members recognized the retirement of Thomas Hite acknowledging his 44 years of service to the bank and 14 years of service as a board member.

At the corporate organizational meeting held immediately after the shareholders meeting, Thomas F. Hite announced his resignation from the Board of Directors



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of Croghan Bancshares, Inc. effective on May 25, 2001. Steven C. Futrell was selected to fill the vacancy. The following were named to officer positions at Croghan Bancshares, Inc.:

                 Steven C. Futrell         President & CEO
                 Joseph W. Berger          Treasurer
                 Barry F. Luse             Secretary
                 Allan E. Mehlow           Vice President

Additionally, Steven C. Futrell was elected to replace Thomas F. Hite as a director of The Croghan Colonial Bank.









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                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CROGHAN BANCSHARES, INC.
                                              -----------------------
                                              Registrant


Date: May 10, 2001                            by: /s/ Steven C. Futrell
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                                                  Steven C. Futrell, President